UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2025

Getty Images Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
605 5th Ave S. Suite 400
Seattle, WA 98104
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (206) 925-5000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 3, 2025, Getty Images Holdings, Inc.’s (the “Company”) Board of Directors set the date for the Company’s 2025 Annual Meeting of Stockholders for September 8, 2025 (the “Annual Meeting”) and the Record Date for July 14, 2025. The Annual Meeting will be conducted in a virtual format and held for the election of directors and for the transaction of other business which may properly come before the Annual Meeting.

Because the date of the 2025 Annual Meeting (i) is more than 30 days from the anniversary date of the Company's 2024 Annual Meeting, the deadlines for any stockholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are no longer applicable and (ii) is more than 70 days following such anniversary date, the deadlines for any stockholder nomination or proposal outside of Rule 14a-8 are no longer applicable, in each case as such deadlines are listed in the Company's 2024 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2024. The Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

In accordance with the rules of the SEC and the Company’s Amended and Restated By-Laws (“A&R By-Laws”), any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting under Rule 14a-8 must be received by the Company's Corporate Secretary at Getty Images Holdings, Inc., Attn: Corporate Secretary, 605 5th Avenue S., Seattle, Washington 98104 on or before the close of business on June 22, 2025, which the Company determined to be a reasonable time before it plans to publish and send proxy materials.

Additionally, pursuant to the Company’s A&R By-Laws, because the 2025 Annual Meeting is more than 70 days following the anniversary date of Company’s 2024 Annual Meeting, stockholder proposals submitted outside of Rule 14a-8, including any proposal nominating a candidate for election to the Company’s board of directors, must be received by the Company’s Corporate Secretary not later than the close of business on the 10th day following the date that the Company publicly announced the date of the 2025 Annual Meeting. Accordingly, such proposals and nominations for the 2025 Annual Meeting must be received by the Company’s Corporate Secretary no later than June 16, 2025, in accordance with the specific procedural requirements set forth in the Company’s A&R By-Laws.

In addition to complying with these deadlines, stockholder proposals intended to be considered for inclusion in the Company's proxy materials for the 2025 Annual Meeting must comply with all of the applicable requirements set forth in the rules and regulations of the SEC, including Rule 14a-19 under the Exchange Act and the A&R By-Laws.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2025 Annual Meeting. The Company intends to file a definitive proxy statement and proxy card with the SEC in connection with any such solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the 2025 Annual Meeting contains information regarding the direct and indirect interests, by securities holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities.

Information regarding subsequent changes to their holdings of the Company's securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at https://investors.gettyimages.com/financial-information/sec-filings or through the SEC's website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2024. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in a definitive proxy statement and other materials to be filed with the SEC in connection with the 2025 Annual Meeting. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.gettyimages.com/financial-information/sec-filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025	Getty Images Holdings, Inc.

	By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General Counsel, and Corporate Secretary